U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 19, 2018
ADVANCED EMISSIONS SOLUTIONS, INC.
(Name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

640 Plaza Drive, Suite 270, Highlands Ranch, CO	80129
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (720) 598-3500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Advanced Emissions Solutions, Inc. (the "Company") held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) on June 19, 2018. At the Annual Meeting, stockholders considered and voted upon four proposals. The proposals, number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter are set forth below, which constitute the final voting results from the Annual Meeting. All of the director nominees were elected to the Company's Board of Directors and the other three proposals were all approved.

On April 23, 2018, the record date for the Annual Meeting, 20,573,253 shares of the Company’s common stock were issued and outstanding.

(1)	Proposal:	Election of five directors to the Company's Board of Directors.

	Votes
Director Name	For	Withheld	Broker Non-Voters
Gilbert Li	13,623,516	140,347	5,169,564
R. Carter Pate	13,715,418	48,445	5,169,564
L. Heath Sampson	13,717,619	46,244	5,169,564
J. Taylor Simonton	12,782,685	981,178	5,169,564
L. Spencer Wells	13,488,071	275,792	5,169,564

(2)	Proposal:
Approval, on an advisory basis, of the Company's compensation paid to named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion as set forth under the Executive Compensation section of the Company's 2018 proxy statement.

Votes
For	Against	Abstain	Broker Non-Voters
11,672,260	1,563,163	528,440	5,169,564

(3)	Proposal:	Ratification of the Audit Committee's selection of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.

Votes
For	Against	Abstain	Broker Non-Voters
18,885,944	26,534	20,949	—

(4)	Proposal:	Approval of the continuation until December 31, 2019 of the Company's Tax Asset Protection Plan.

Votes
For	Against	Abstain	Broker Non-Voters
13,480,497	46,672	236,694	5,169,564

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1
First Amendment to Tax Asset Protection Plan dated as of April 6, 2018, by and between the Company and Computershare Trust Company, N.A., as rights agent, incorporated by reference to Exhibit 4.2 to the Company's report on Form 8-K filed April 11, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 21, 2018

Advanced Emissions Solutions, Inc.
Registrant

/s/ L. Heath Sampson
L. Heath Sampson
President and Chief Executive Officer

4